THIS PLEDGE AGREEMENT dated as of October 6, 1999, is by and between RONALD
W. PARKER and ANNE G. PARKER, each an individual resident of Collin County, Texas (each individually a Pledgor and collectively, the "Pledgors"), and PIZZA INN, INC., a Missouri corporation (the "Secured Party").

     R  E  C  I  T  A  L  S:
     ----------------------

     A. Secured Party has agreed to loan to Pledgors $577,056.43 pursuant to the terms of a promissory note made by Pledgors payable to the order of Secured Party as of October 6, 1999 (the "Note").

     B. Secured Party has conditioned its obligations under the Note upon the execution and delivery of this Agreement by Pledgors and those certain mortgages dated as of the date hereof by Pledgors in favor of Secured Party (the "Mortgages").

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge
                          ----------------------------

     Section 1     Security Interest and Pledge.  As collateral security for the
                   ----------------------------
prompt payment in full when due of all obligations, indebtedness and liabilities of the Pledgors to the Secured Party, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, whether at stated maturity, by acceleration, or otherwise under this Agreement, the Mortgages and the Note, and all interest receiving thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof (the "Obligations"), Pledgors hereby pledge and grant to Secured Party a security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

     (a) 100,000 shares of common capital stock of Secured Party, evidenced by certificates to be delivered to Secured Party within five (5) business days of the date hereof;

(b) all shares of common capital stock of Secured Party hereinafter delivered by Pledgor to Secured Party pursuant to the terms hereof;

(c) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgors receive or is at any time entitled to receive on account of the same; and

(d)     certain  real  property  described in Schedule A and Schedule B attached
                                              ----------     ----------
hereto  (the  "Property").

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     Pledgors  represent  and  warrant  to  Secured  Party  that:

     Section  2.1     Title.  Pledgors  own,  and  with  respect  to  Collateral
                      -----
acquired after the date hereof, Pledgors will own, legally and beneficially, the Collateral free and clear of any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise (each a "Lien"), or any right or option on the part of any third person or entity to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and a first priority security interest granted to First Union Mortgage Corp. on the property described on Schedule B (the
                                                                 ----------
"Property Lien") and the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder and the Property Lien. Pledgors have the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral received by Secured Party under Sections 1(a) will be, upon receipt by Secured Party, duly and validly issued and fully paid and nonassessable.

     Section  2.2     First  Priority  Security Interest.  With the exception of
                      ----------------------------------
the  property  listed  on  Schedule B and liens permitted in the Mortgages, this
                           ----------
Agreement creates in favor of Secured Party a first priority security interest in the Collateral. This Agreement creates a second priority lien on the property  listed  on  Schedule  B.  There  are  no  conditions  precedent to the
                      -----------
effectiveness of this Agreement that have not been fully and permanently satisfied.

     Section  2.3     Information  Regarding Collateral to be Pledged.  Pledgors
                      -----------------------------------------------
have completed the Information Regarding Shares to be Pledged form (the "Rule 144 Questionnaire"), and the information contained therein is true, accurate and complete. The Rule 144 Questionnaire contains no untrue statement of a material fact nor does it omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     Section  2.4     No Breach.     The execution, delivery, and performance by
                      ---------
the Pledgors of this Agreement, the Mortgages and the Note and compliance with the terms and provisions hereof and thereof do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any governmental authority or arbitrator, or (ii) any agreement or instrument to which either Pledgor is a party or by which their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in this Agreement and the Mortgages) upon any of the revenues or assets of the Pledgors.

     Section  2.5     Litigation  and  Judgments.     There  is no action, suit,
                      --------------------------
investigation, or proceeding before or by any governmental authority or arbitrator pending, or to the knowledge of either Pledgor, threatened against or affecting the Pledgors.

     Section  2.6     Enforceability.     This  Agreement, the Mortgages and the
                      --------------
Note constitute valid, and binding obligations of the Pledgors, enforceable against the Pledgors in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     Section  2.7     Approvals.     No  authorization, approval, or consent of,
                      ---------
and no filing or registration with, any governmental authority or third party is or will be necessary for the execution, delivery, or performance by the Pledgors of this Agreement, the Mortgages and the Note or the validity or enforceability thereof, except for filings provided for herein.

     Section  2.8     Disclosure.     No  statement,  information,  report,
                      ----------
representation, or warranty made by the Pledgors in this Agreement or the Note or furnished to the Secured Party in connection with this Agreement, the Mortgages or any of the transactions contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to the Pledgors which has a material adverse effect, or which might in the future have a material adverse effect, on the condition (financial or otherwise), prospects, or properties of the Pledgors that has not been disclosed in writing to the Secured Party.

     Section  2.9     Agreements.     The  Pledgors  are  not  a  party  to  any
                      ----------
indenture, loan, or credit agreement, or to any lease or other agreement or instrument, which could have a material adverse effect on the business, condition (financial or otherwise), prospects, or properties of the Pledgors, or the ability of the Pledgors to pay and perform their obligations under the Note.

                                   ARTICLE III

                       Affirmative and Negative Covenants
                       ----------------------------------

     Pledgors  covenant  and  agree  with  Secured  Party  that:

     Section  3.1     Delivery.  Within  five  (5)  business  days  of  the date
                      --------
hereof, Pledgors shall deliver to Secured Party certificate(s) representing the shares of capital stock identified in Section 1(a) hereof, accompanied by undated stock powers duly executed in blank.

     Section  3.2     Real  Estate.  Pledgors  will deliver to the Secured Party
                      ------------
within ninety (90) days of the date hereof a paid mortgagee policy of title insurance in an amount not less than the most recent appraised value of the Property, insuring that the mortgage dated as of October 6, 1999 between Pledgors and Secured Party, and all amendments, restatements and modifications thereof creates in favor of the Secured Party a first priority lien on the Property, except for the Property Lien and other encumbrances of record acceptable to the Secured Party in its sole discretion. The mortgagee policy of title insurance shall have been issued at the Pledgors' expense by a title insurance company acceptable to the Secured Party, shall show a state of title and exceptions thereto, if any, acceptable to the Secured Party, and shall contain such endorsements as may be required by the Secured Party. The Pledgors will deliver to Secured Party a survey of the Property in form and substance reasonably acceptable to Secured Party and certified to the Secured Party by a registered public surveyor acceptable to the Secured Party, showing (a) a metes and bounds description of the Property, (b) all recorded or visible boundary lines, building locations, locations of utilities, easements, rights-of-way, rights of access, building or set-back lines, dedications, and natural and manufactured objects affecting the Property, (c) any encroachments upon or protrusions from the Property, (d) any area federally designated as a flood hazard, and (e) any other matters as the Secured Party may require.

     Section 3.3     Encumbrances.  Pledgors shall not create, permit, or suffer
                     ------------
to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, liens permitted in the Mortgages and the Property Lien, and shall defend Pledgors' rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons or entities.

     Section  3.4     Sale  of  Collateral.  With  the exception of the Property
                      --------------------
Lien, Pledgors shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

     Section  3.5     Distributions.  If  Pledgors  shall  become  entitled  to
                      -------------
receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether in substitution of, or in exchange for any Collateral, Pledgors agree to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgors when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Upon the occurrence of an Event of Default, Pledgors shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgors agree to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgors when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by it, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgors shall, until paid or delivered to Secured Party, be held by Pledgors in trust as additional security for the Obligations.

     Section  3.6     Further  Assurances.  At  any  time and from time to time,
                      -------------------
upon the request of Secured Party, and at the sole expense of Pledgors, Pledgors shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may reasonably deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     Section  3.7     Taxes.  Pledgors  agree  to  pay  or  discharge  prior  to
                      -----
delinquency all taxes, assessments, levies, and other governmental charges imposed on them or their property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgors in good faith by appropriate proceedings diligently pursued, and (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein.

     Section 3.8     Notification.  Pledgors shall promptly notify Secured Party
                     ------------
of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, (iii) the occurrence or existence of any Event of Default under this Agreement, the Note, the Mortgages or the Wells Fargo Loan Documents or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default under any such agreements, and (iv) any matter that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects or properties of the Pledgors. Wells Fargo Loan Documents shall mean that certain Loan Agreement, dated as of June 30, 1997, by and between Pledgors and Wells Fargo Bank (Texas), National Association and the related loan documents, each as amended.

     Section  3.9     Compliance  with Agreements.  Pledgors shall comply in all
                      ---------------------------
material respects with all agreements, contracts, and instruments binding on them or affecting their properties or employment.

     Section  3.10     Compliance  with  Laws.  Pledgors  shall  comply  in  all
                       ----------------------
material respects with all applicable laws, rules, regulations, and orders of any court or governmental authority.

     Section  3.11     Provide  Information.  Pledgors shall fully cooperate, to
                       --------------------
the extent requested by Secured Party, in the completion of any notice, form, schedule, or other document filed by Secured Party on its own behalf or on behalf of Pledgors, including, without limitation, any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral and any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, Pledgors shall furnish to Secured Party any and all information which Secured Party may reasonably request for purposes of any such filing, regarding Pledgors, the Collateral, and any issuer of any of the Collateral.

     Section 3.12     Notification of Changes in Beneficial Ownership.  Pledgors
                      -----------------------------------------------
shall promptly notify Secured Party of any sale of securities of Secured Party by either Pledgor or by any person or entity named on the Rule 144 Questionnaire and shall furnish promptly to Secured Party a copy of any Form 144 filed in respect of any such sale. In addition, if either Pledgor or any other person or entity named in the Rule 144 Questionnaire shall file with the SEC a form or other document reporting any change in the beneficial ownership of the common stock of Secured Party, Pledgors shall promptly furnish to Secured Party a copy of such form or document.

     Section  3.13     Restriction  on  Sales after Default.  Pledgors shall not
                       ------------------------------------
sell  or  suffer  or  permit  any  person  or  entity  named  in  the  Rule  144
Questionnaire to sell any shares of the same class of securities as the Collateral at any time after any Event of Default shall have occurred.

Section  3.14     Limitations  on  Liens.  The  Pledgors will not incur, create,
                  ----------------------
assume, or permit to exist any Lien upon the Collateral, except liens permitted herein, liens in the Mortgages or the Property Lien.






                                   ARTICLE IV

     Rights  of  Secured  Party  and  Pledgors
     -----------------------------------------

     Section  4.1     Power of Attorney.  Pledgors hereby irrevocably constitute
                      -----------------
and appoint Secured Party and any officer or agent thereof (other than Pledgor), with full power of substitution, as Pledgors' true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgors or in its own name, from time to time in Secured Party's discretion, so long as an Event of Default exists, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgors and in its own name to do any of the following (subject to the rights of Pledgors under Sections 4.2 and 4.3 hereof), without notice to or the consent of Pledgors:

     (i) to demand, sue for, collect, or receive in the name of Pledgors or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

     (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

     (iii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgors with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure any of the Collateral;
(K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgors' expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein; and (L) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

     Section  4.2     Voting Rights.  Unless and until an Event of Default shall
                      -------------
have occurred and be continuing, Pledgors shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement. Secured Party shall execute and deliver to the Pledgors all such proxies and other instruments as Pledgors may reasonably request for the purpose of enabling Pledgors to exercise the voting rights which they are entitled to exercise pursuant to this Section.

     Section 4.3     Dividends.  Unless and until an Event of Default shall have
                     ---------
occurred and be continuing, Pledgors shall be entitled to receive and retain any dividends on the Collateral paid in cash.

     Section  4.4     Performance by Secured Party.  If Pledgors fail to perform
                      ----------------------------
or comply with any of the agreements contained herein after being given notice of such failure by Secured Party, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the Default Rate, shall be payable by Pledgors to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Pledgors under this Agreement.

     Section  4.5     Secured  Party's Duty of Care.  Other than the exercise of
                      -----------------------------
reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgors may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgors, and no refusal by Secured Party to comply with any such request by Pledgors, shall be deemed to be a failure to exercise reasonable care.

     Section 4.6     Setoff.      If an Event of Default shall have occurred and
                     ------
be continuing, Secured Party shall have the right to set off and apply against the Obligations in such manner as the Secured Party may determine, at any time and without notice to the Pledgors, any and all sums at any time credited by or owing from the Secured Party to the Pledgors whether or not the Obligations are then due. In addition to the Secured Party's right of setoff and as further security for the Obligations, the Pledgors hereby grant to the Secured Party a security interest in all sums at any time credited by or owing from the Secured Party to the Pledgors. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Secured Party may have.

                                    ARTICLE V

                                     Default
                                     -------

     Section  5.1     Events  of  Default.     Each  of  the  following shall be
                      -------------------
deemed  an  "Event  of  Default":

     (1) The Pledgors shall fail to pay when due the Obligations or any part thereof and such failure shall continue for ten (10) days.

     (2) Any representation or warranty made or deemed made by the Pledgor in this Agreement, the Mortgages, the Note or the Wells Fargo Loan Documents, or in any certificate, report, notice, or financial statement furnished at any time in connection with any such agreements shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

     (3) The Pledgors shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement, the Mortgages, the Note or the Wells Fargo Loan Documents (other than as provided in (1) and (2) of this Section), and such failure shall continue for ten (10) days after the earlier of (i) either Pledgor has knowledge of such failure, or (ii) the Secured Party sends either Pledgor written notice of such failure.

     (4) Either Pledgor shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to themselves or their debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of them or a substantial part of their property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against them or shall make a general assignment for the benefit of creditors or shall generally fail to pay their debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (5) An involuntary proceeding shall be commenced against either Pledgor seeking liquidation, reorganization, or other relief with respect to them or their debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for them or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

     (6) The Pledgors shall fail to pay when due any principal of or interest on any debt with a then-current outstanding principal balance in excess of $50,000 (other than the Obligations) and such failure shall continue beyond expiration of any cure period therefor, if any, or the maturity of any such debt shall have been accelerated, or any such debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such debt or any person or entity acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (7) This Agreement , the Mortgages or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by either Pledgor, or either Pledgor shall deny that he or she has any further liability or obligation under this Agreement, the Mortgages or the Note, or any lien or security interest created by this Agreement, the Mortgagees or the Note shall for any reason cease to be a valid, perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

     (8) Ronald W. Parker shall cease to be active in the management of Pizza Inn, Inc.

     (9) The Pledgors or any of their properties, revenues or assets shall become subject to an order of forfeiture, seizure or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty
(30)  days  from  the  date  of  entry  thereof.

     Section  5.2     Rights and Remedies.  If any Event of Default shall exist,
                      -------------------
Secured  Party  shall  have  the  following  rights  and  remedies:

     (1) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgors, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgors, which right or equity is hereby expressly waived and released by Pledgors. Upon the request of Secured Party, Pledgors shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgors and Secured Party. Pledgors agree that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgors shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgors waive all rights of marshalling in respect of the Collateral.

     (2) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

     (3) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

     (4) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgors shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

     (5) Pledgors hereby acknowledge and confirm that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgors further acknowledge and confirm that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, in accordance with the Uniform Commercial Code, as adopted in the State of Texas, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

     (6) If Secured Party determines that it will sell all or part of the Collateral pursuant to Section 5.2 hereof, and if, in the opinion of Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, Pledgors will, at Pledgors' expense, use reasonable efforts to cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver all such instruments and documents and cause such issuer(s), directors, and officers to do or use reasonable efforts to cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Collateral, or that portion thereof to be sold, under the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and any applicable state securities laws designated by Secured Party, and the rules and regulations of the SEC applicable thereto and any applicable state securities laws designated by Secured Party. Pledgors agree to use reasonable efforts to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that Secured Party shall designate and cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

     (7) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

     Section 5.3     Performance by the Secured Party.     If the Pledgors shall
                     --------------------------------
fail to perform any covenant or agreement contained in this Agreement or the Note after being given notice of such failure by the Secured Party, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Pledgor. In such event, the Pledgor shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full.
Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Pledgors under this Agreement on the Note.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

     Section  6.1     No Waiver; Cumulative Remedies.  No failure on the part of
                      ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  6.2     Successors  and  Assigns.  This Agreement shall be binding
                      ------------------------
upon and inure to the benefit of Pledgors and Secured Party and their respective heirs, personal representatives, successors, and assigns, except that Pledgors may not assign any of their rights or delegate any of their obligations under this Agreement without the prior written consent of Secured Party.

     Section 6.3     AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT, THE MORTGAGES
                     ---------------------------
AND THE NOTE EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  6.4     Limitation of Liability.     Neither the Secured Party nor
                      -----------------------
any affiliate, officer, director, employee, attorney, or agent of the Secured Party shall have any liability with respect to, and the Pledgors hereby waive, release, and agree not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Pledgors in connection with, arising out of, or in any way related to, this Agreement, the Mortgages or the Note, or any of the transactions contemplated by, in connection with, arising out of, or in any way related to this Agreement, the Mortgages or the Note. The Pledgors hereby waive, release, and agree not to sue the Secured Party or any of the Secured Party's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, the Mortgages or the Note, or any of the transactions contemplated by, in connection with, arising out of, or in any way related to this Agreement, the Mortgages or the Note. Nothing in this Section shall impair or restrict the Pledgors' right to sue the Secured Party for actual damages arising as a result of the gross negligence or willful misconduct of the Secured Party.

     Section  6.5     No  Duty.     All  attorneys, accountants, appraisers, and
                      --------
other professional persons or entities and consultants retained by the Secured Party shall have the right to act exclusively in the interest of the Secured Party and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Pledgors or any other person or entity.

     Section  6.6     Equitable  Relief.     The  Pledgors recognize that in the
                      -----------------
event the Pledgors fail to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Secured Party. The Pledgors therefore agree that the Secured Party, if the Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 6.7     Notices.  All notices and other communications provided for
                     -------
in  this  Agreement  shall  be  given  as provided on the signature page hereof.

     Section  6.8     Applicable Law; Venue; Service of Process.  This Agreement
                      -----------------------------------------
shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas.

     Section 6.9     Headings.  The headings, captions, and arrangements used in
                     --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.10     Survival.  All representations and warranties made in this
                      --------
Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgors herein or the right of Secured Party to rely upon them.

     Section  6.11     Counterparts.  This  Agreement  may  be  executed  in any
                       ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section  6.12     Severability.  Any  provision  of this Agreement which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.13     Construction.  Pledgors and Secured Party acknowledge that each
                 ------------
of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgors and Secured Party.

     Section  6.14     Obligations  Absolute.  The obligations of Pledgors under
                       ---------------------
this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release of any other collateral or any guarantor, or any subordination or impairment of any collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

     [Remainder  of  page  intentionally  left  blank.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

PLEDGOR:
-------


/s/  Ronald  W.  Parker
-----------------------
Ronald  W.  Parker


/s/  Anne  G.  Parker
---------------------
Anne  G.  Parker

Address  for  Notices:
5050  Quorum  Drive,  Suite  500
Dallas,  TX  75240

Fax  No.:          (972)  702-9510
Telephone  No.:     (972)  701-9955

SECURED  PARTY:
--------------

PIZZA  INN,  INC.


By:/s/  C.  Jeffrey  Rogers
   ------------------------
     C.  Jeffrey  Rogers,  President  and
     Chief  Executive  Officer

Address  for  Notices:
5050  Quorum  Drive,  Suite  500
Dallas,  TX  75240

Fax  No.:          (972)  702-9507
Telephone  No.:     (972)  701-9955

Attention:          C.  Jeffrey  Rogers